As filed with the Securities and Exchange Commission on April 30, 2026

Securities Act File No. 033-79180

Investment Company Act File No. 811-08518

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 48	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 49	☒

GABELLI GOLD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

John C. Ball

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq.	Michael R. Rosella, Esq.
Gabelli Gold Fund, Inc.	Paul Hastings LLP
One Corporate Center	200 Park Avenue
Rye, New York 10580-1422	New York, New York 10166

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on [________] pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on [________] pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on [________] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli Gold Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions? Call 800-GABELLI or your investment representative.

Gabelli Gold Fund, Inc.

Class	Ticker Symbol
Class AAA	GOLDX
Class A	GLDAX
Class C	GLDCX
Class I	GLDIX

PROSPECTUS

April 30, 2026

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 15 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA	Class A	Class C	Class I
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held seven days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.44%	1.44%	2.19%	1.19%

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$147	$456	$788	$1,726
Class A Shares	$713	$1,004	$1,316	$2,199
Class C Shares	$322	$685	$1,174	$2,523
Class I Shares	$121	$378	$655	$1,445

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$147	$456	$788	$1,726
Class A Shares	$713	$1,004	$1,316	$2,199
Class C Shares	$222	$685	$1,174	$2,523
Class I Shares	$121	$378	$655	$1,445

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of foreign and domestic issuers principally engaged in gold related activities and gold bullion (the “80% Investment Policy”).

In selecting investments for the Fund, Gabelli Funds, LLC (the “Adviser”), focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth.

Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in emerging markets.

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An important function of the Adviser’s investment process is to, among other things, establish through the Adviser’s research, a value at which a particular stock may be sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund’s holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund’s investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

Principal Risks

You may want to invest in the Fund if:

●	you are investing for a long-term goal such as retirement

●	you are looking to add an aggressive growth component to your portfolio

●	you are willing to accept higher risks of investing in a sector of the stock market in exchange for long-term returns

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

The principal risks presented by the Fund are:

●	Gold Related Risks. The price of gold and of gold-related securities historically has been very volatile. The high volatility of gold prices may adversely affect the financial condition of companies involved with gold. The production and sale of gold by governments or central banks or other larger holders can be affected by various economic, financial, social, and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals.

●	Risk of Investing in Australia. Investments in Australian companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners; interruption or termination of such trading relationships may have a negative effect on the companies in which the Fund invests.

●	Concentration Risk. The Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.

●	Emerging Markets Risk. Securities of companies in emerging markets or companies with significant exposure to emerging markets may be more volatile than those of companies in more developed markets. Emerging markets may be more likely to experience economic, political or social instability than more developed markets.

●	Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or

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industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic, global health, or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

●	Management Risk. If a portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities

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to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

●	Risk of Investing in North America. Economic events in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests. Political developments in the U.S., including possible termination of trade treaties with Canada and imposition of tariffs by the U.S. and Canada on the other’s products, could negatively impact the value of securities held by the Fund.

●	Geopolitical Risk. Occurrences of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. These and any further actions that may be taken by the U.S. and foreign governments with respect to trade policy may impair the value of your investment in the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and additional style specific indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

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GABELLI GOLD FUND, INC.
(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 58.42% (quarter ended June 30, 2020) and the lowest return for a quarter was (22.20)% (quarter ended December 31, 2016).

Average Annual Total Returns (for the years ended December 31, 2025, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Gabelli Gold Fund, Inc. Class AAA Shares
Return Before Taxes	167.26%	21.82%	21.08%
Return After Taxes on Distributions	156.44%	20.67%	20.32%
Return After Taxes on Distributions and Sale of Fund Shares	102.63%	17.62%	18.05%
Class A Shares
Return Before Taxes	151.93%	20.38%	20.37%
Class C Shares
Return Before Taxes	164.17%	20.90%	20.19%
Class I Shares
Return Before Taxes	167.85%	22.12%	21.39%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Philadelphia Gold & Silver (“XAU”) Index (reflects no deduction for fees, expenses, or taxes)	152.80%	20.89%	23.91%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses, or taxes)	159.07%	21.79%	22.26%
Lipper Precious Metals Fund Average	151.44%	18.76%	19.63%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., has served as portfolio manager of the Fund since its inception on July 11, 1994.

Mr. Christopher Mancini has served as portfolio manager of the Fund since February 1, 2021.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $50,000 when purchasing the shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone at 800-GABELLI (800-422-3554), if you have an existing account with banking instructions on file.

Fund shares can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

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Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold or the financing, managing, controlling, or operating of companies engaged in “gold related” activities and gold bullion. A company is principally engaged in gold related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Fund’s Board of Directors (the “Board” or the “Directors”) without shareholder approval. Shareholders will, however, receive at least sixty days’ prior written notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum, or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold related securities. An investment in the Fund may offer a better opportunity for capital growth for the long-term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund may diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth.

Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

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An important function of the Adviser’s investment process is to, among other things, establish through the Adviser’s research, a value at which a particular stock may be sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund’s holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund’s investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

The Fund may also use the following investment technique:

●	Defensive Investments. When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short-term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

●	Gold Related Risks. The risk that the stock prices of companies involved in precious metals related industries will experience greater volatility than companies not involved in precious metals related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks, or international agencies, investment speculation, monetary, and other economic policies of various governments, and government restrictions on private ownership of certain precious metals and minerals. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than those normally associated with ownership of securities. Also, any gains realized upon the sale of bullion or of interests of certain trusts holding bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the “Code”), that at least 90% of the Fund’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources.

●	Risk of Investing in Australia. Investment in Australian companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the U.S., China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies may cause an adverse impact on the Australian economy.

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●	Concentration Risk. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold related or precious metals related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If market movements affect several securities held by the Fund, the Fund may have a greater percentage of its assets invested in the securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities, compared to a fund that does not concentrate its investments.

●

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

●	Emerging Markets Risk. Securities of companies in emerging markets or companies with significant exposure to emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Foreign securities risks are more pronounced in the securities of companies located in emerging markets.

●	Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

●	Foreign Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments, and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

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●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

●	Management Risk. If a portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests. The U.S. is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. The United States Mexico Canada Agreement (“USMCA”), the successor to the North American Free Trade Agreement (“NAFTA”), between the United States, Mexico and Canada, went into effect of July 1, 2020. The termination of NAFTA and implementation of the USCMA may have a significant and adverse impact on North America’s economic outlook and the value of the Fund’s investments in North America. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.

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●	Geopolitical Risk. Occurrences of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, Russia’s military invasion of Ukraine and the conflict among Israel, Iran and Hamas, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan, and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

ReFlow Liquidity Program. The Fund may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Fund by ReFlow are exempt from the Fund’s 2.00% short-term trading fee policy as described in this Prospectus.

In the event the Fund uses the ReFlow program, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund’s shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. When ReFlow redeems all or part of a position in the Fund, the Fund may pay all or a portion of such redemption in kind. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow.

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MANAGEMENT OF THE FUND

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company that serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds (“Gabelli Fund Complex” or “Fund Complex”). The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended December 31, 2025, the Fund paid the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the value of the Fund’s average daily net assets.

The Fund’s Form N-CSR for the period ended June 30, 2025, contains a discussion of the basis of the Board’s determination to continue the investment advisory agreement.

The Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day investment management of the Fund.

Mr. Caesar M.P. Bryan joined GAMI in 1994. He is currently a Senior Vice President of GAMI and serves as a portfolio manager for the Adviser managing several funds in the Gabelli Fund Complex, GAMCO Asset Management, Inc., a wholly owned subsidiary of GAMI, and Gabelli & Partners LLC, an affiliate of the Adviser.

Mr. Christopher Mancini has served as portfolio manager of the Fund since February 1, 2021. He joined the firm in 2008. Previously, he was a research analyst at Heyman Investments, R6 Capital Management and Satellite Asset Management. Mr. Mancini holds a BA in economics from Boston College and is a CFA charterholder.

The Fund’s SAI provides additional information about Mr. Bryan’s and Mr. Mancini’s compensation, other accounts managed by them, and their ownership of securities in the Fund.

INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes.

The Philadelphia Gold & Silver (“XAU”) Index is a widely recognized unmanaged index composed of precious metals related common stocks.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index, and provides exposure to publicly traded companies worldwide involved primarily in gold mining, representing a diversified blend of small, mid and large capitalization stocks.

The Lipper Precious Metals Fund Average, which represents an unmanaged average composed of gold related mutual funds, as tracked by Lipper, Inc., is adjusted for reinvestment of dividends and capital gain distributions.

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You cannot invest directly in the S&P 500 Index, the Philadelphia Gold & Silver Index, the NYSE Arca Gold Miners Index, or the Lipper Precious Metals Fund Average.

CLASSES OF SHARES

Four classes of the Fund’s shares are offered in this prospectus — Class AAA shares, Class A shares, Class C shares, and Class I shares. The Fund is not designed for market timers; see the section entitled “Redemption of Shares”. Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares.

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000.

The Fund’s Class AAA shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

Class I shares are available to investors with a minimum investment of $50,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. Such brokers or financial intermediaries may have different requirements as to the investment minimum. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary.

The Distributor or its affiliates may, in their discretion, accept investments from purchasers that do not meet the qualification requirements.

There is no minimum for subsequent investments.

The table that follows summarizes the differences among the classes of shares.

●	A “front-end sales load” or sales charge is a onetime fee that may be charged at the time of purchase of shares.

●	A contingent deferred sales charge (“CDSC”) is a onetime fee that may be charged at the time of redemption.

●	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

●	the length of time you plan to hold the shares;

●	the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

●	whether you qualify for a reduction or waiver of the Class A sales charge; and

●	whether you qualify to purchase Class AAA or Class I shares.

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	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	No.	Yes. The percentage declines as the amount invested increases. The offering price of a Class A share includes the front-end sales load.	No.	No.
Contingent Deferred Sales Charge?	No.	No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No.
Rule 12b-1 Fee	0.25%	0.25%	1.00%	None.
Convertible to Another Class?	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met. Conversion to Class A shares after approximately eight years.	No.
Fund Expense Levels	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class A shares.	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class AAA shares.	Higher annual expenses than Class AAA, Class A, and Class I shares.	Lower annual expenses than Class AAA, Class A, and Class C shares.

The following sections and Appendix A to this prospectus include important information about sales charges and sales charge reductions and waivers, and describe information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, please refer to Appendix A to this prospectus, which describes all such intermediaries. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

If you...		then you should consider...
●	qualify for a reduced or waived front-end sales load	purchasing Class A shares instead of Class C shares
●	do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C shares instead of Class A shares
●	do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A shares instead of Class C shares
●	are eligible and wish to purchase at least $50,000 worth of shares	purchasing Class I shares
●	qualify for no-load	purchasing Class AAA shares

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Sales Charge — Class A Shares. Unless you are eligible for a sales charge reduction or a waiver as set forth in Appendix A to this prospectus, the sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule. It is the purchaser’s responsibility to notify the Fund, the Distributor, or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers.

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load. The term “offering price” includes the front-end sales load.
**	Subject to a CDSC equivalent to the corresponding amount listed under the column “Reallowance to Broker-Dealers” for redemptions up to and including the last day of the eighteenth month after purchase.

No sales charge is imposed on reinvestment of dividends and distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or volume discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent (“Letter”) agreeing to make purchases over time. Certain types of investors, as set forth below, are eligible for sales charge waivers.

Class A shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load, as described in Appendix A to the prospectus.

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You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation. In order to determine whether you qualify for a volume discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of the Fund during a thirteen-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

●	all of your accounts at the Fund or a financial intermediary;

●	any account of yours at another financial intermediary; and

●	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corporation, SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), BNY Mellon Investment Servicing (US) Inc., and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment)–the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children;

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(3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within ninety days of the redemption; (5) employee benefit plans; (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended (“1940 Act”), which have shares of the Fund as a principal investment; (7) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (8) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program; and (9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this prospectus should contact their broker or financial intermediary. Some of these investors may also qualify to invest in Class I shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

●	Class A shares up to and including the last day of the eighteenth month from when they were purchased as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; or

●	Class C shares for up to and including the last day of the twelfth month from when they were purchased.

The CDSCs payable upon redemption of Class A shares in the circumstances described above are 1.00% for investments of $1 million but less than $2 million, 0.50% for investments of $2 million but less than $5 million, and 0.25% for investments of $5 million or more. The CDSC payable upon redemption of Class C shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares of the Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

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We will waive the CDSC payable upon redemptions of shares for:

●	redemptions and distributions from retirement plans made after the death or disability of a shareholder;

●	minimum required distributions made from an IRA or other retirement plan account after you reach age 70½;

●	involuntary redemptions made by the Fund;

●	a distribution from a tax deferred retirement plan after your retirement; and

●	returns of excess contributions to retirement plans following the shareholder’s death or disability.

The CDSC may be waived if you purchase your shares through intermediaries identified in Appendix A to this prospectus.

Rule 12b-1 Plan. The Fund has adopted distribution plans under Rule 12b-1 for Class AAA, Class A, and Class C shares of the Fund (“Plans” or each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class AAA, Class A, and Class C shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside a Plan and not be subject to its limitations.

The Class AAA and Class A Plans authorize payments by the Fund at an annual rate of 0.25% of its average daily net assets attributable to Class AAA and Class A shares to finance distribution of its Class AAA and Class A shares or pay shareholder service fees. The Class C Plan authorizes payments at an annual rate of 0.75% of its average daily net assets attributable to Class C shares to finance distribution of its Class C shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C shares than for Class AAA or Class A shares, Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee. Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase the Fund’s shares on any Business Day.

●	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Gabelli Gold Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 219204 Kansas City, MO 64121-9204	The Gabelli Funds c/o SS&C GIDS 801 Pennsylvania Avenue, Suite 219204 Kansas City, MO 64105-1307

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You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s) and class of shares you wish to purchase.

●	By Internet. You may open an account over the Internet at www.gabelli.com.

●	By Bank Wire or by ACH System. To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire the funds to:

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
ABA #011-0000-28 REF DDA #99046187
Re: Gabelli Gold Fund, Inc.
Account # __________________
Account of [Registered Owners]

●	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554)

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, SS&C GIDS, will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Your broker-dealer or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to SS&C GIDS on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until they receive full payment, subject to a front-end sales charge in the case of Class A shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

Minimum Investments. The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). The minimum initial investment for Class I shares is $50,000 for investors purchasing Class I shares directly through the Distributor. Investors who wish to purchase Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares should consult their broker or financial intermediary with respect to any minimum investment amount required for their account. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

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General. SS&C GIDS will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements. In addition to, or in lieu of, amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plans, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers, or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary. Currently, such payments (expressed as a percentage of net assets) range from

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0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I shares, the Fund may not make any payments for distribution related services.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans. The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class AAA, A, and C shares, the minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. For Class AAA, A, and C shares, there is no initial minimum investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365, or visit our website at www.gabelli.com.

Voluntary Conversion. Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. For Class A and Class C shares, this conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing

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Class AAA shares of the same Fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA, Class A, or Class C shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, voluntary conversions to a different class of shares generally should not be treated as a taxable event. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

Conversion of Class C shares to Class A shares. Investors whose accounts are held at the Fund’s transfer agent are eligible to hold Class C shares of the Fund only until the month of the 8-year anniversary of the purchase date. In the month of the 8-year anniversary of the purchase date, the Fund will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge and will be based on the relative NAV of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the conversion feature may be suspended. If this were to happen, you would have the option of instructing the Fund to continue to convert your Class C shares of the Fund to Class A shares of the Fund at the anniversary date described above. This conversion would also be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Investors holding Class C shares of the Fund through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Fund. In this regard, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Fund may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 8-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Fund’s transfer agent or through another financial intermediary. Because Class C shares may pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements. Additional information can also be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

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Conversion Among Classes Based on Eligibility Criteria. Shareholders who hold their shares of the Fund directly at the Fund’s transfer agent are only eligible to hold the class of Fund shares with the lowest Distribution and Service (Rule 12b-1) Fees for which such shareholders are otherwise eligible to purchase or hold based on the minimum investment requirements and other eligibility criteria for that class.

In determining whether a shareholder is eligible to continue to hold any particular class of Fund shares, the Adviser considers each class’s minimum investment requirements and other eligibility criteria. See “Classes of Shares” herein.

The Adviser will make the foregoing eligibility determinations at least once per calendar year (the “Determination Date”). Based on this determination, if a shareholder who holds its shares directly at the Fund’s transfer agent is eligible to hold a class of Fund shares with lower Distribution and Service (Rule 12b-1) Fees, any of such shareholder’s shares not already held as that class will be converted to that class within approximately 30 calendar days following the Determination Date. In no event will a shareholder’s shares be converted to a class of shares bearing higher Distribution and Service (Rule 12b-1) Fees, irrespective of the foregoing eligibility determinations.

For U.S. federal income tax purposes, the conversion of a shareholder’s investment from one class of shares of the Fund to another class of shares of the Fund generally should not result in the recognition of gain or loss. Thus, in general, the shareholder’s tax basis in the new class of shares immediately after the conversion should equal the shareholder’s tax basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the Securities and Exchange Commission (“SEC”)), or when an emergency exists (as determined by the SEC), and the Fund cannot sell its portfolio securities or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. The purchase and redemption of shares under the ReFlow Liquidity Program are exempt from the 2.00% short-term trading fee policy that is described below, as these transactions do not raise market timing or excessive trading concerns.

The Fund redeems its shares based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives your redemption request in proper form, subject in some cases to a redemption fee or a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described below in this section. See “Pricing of Fund Shares” herein for a description of the calculation of NAV. A redemption is a taxable event on which you would realize gain or loss (subject to certain limitations on deductibility of losses). In instances where a redemption fee is triggered, a CDSC may also apply, as described in greater detail in other parts of this prospectus.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund or, if applicable, its authorized designee, receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

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The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund imposes a 2.00% redemption fee (short-term trading fee) on Class AAA, Class A, Class C, and Class I shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the share’s aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser, the Distributor, or any third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee,

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the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

If you hold shares directly through the Distributor, you may redeem shares:

●	By Letter. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

●	By Telephone or the Internet. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with SS&C GIDS by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States), or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If SS&C GIDS properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither SS&C GIDS nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that SS&C GIDS may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

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2.	Telephone or Internet Redemption By Bank Wire or ACH system. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker or other financial intermediary, the broker or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC and redemption fee, if applicable) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with SS&C GIDS. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege. A shareholder in the Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within ninety days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired if those are acquired within thirty days of redemption.

Redemption Proceeds. The Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, the Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, the Fund receives redemption requests through the National Securities Clearing Corporation (“NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, the Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt

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of a redemption request. The NSCC system is not used for shareholders whose accounts are held at the Fund’s transfer agent (as opposed to shareholders whose accounts are held in “street name” at a broker or other financial intermediary).

Redemption In Kind. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the Fund may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. In such an instance, the Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, the Fund would distribute to you from its portfolio of investments only securities that the Adviser determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro-rata slice of the Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Redemptions in kind by ReFlow are subject to the procedures described in the section titled “Investment Objective, Investment Strategies, and Related Risks—ReFlow Liquidity Program.” Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554) or contact your broker. Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund may impose limitations on, or terminate the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize capital gain or loss (subject to possible limitations of deductibility).

In effecting an exchange:

●	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

●	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;

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●	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

●	you will realize a taxable gain or loss (subject to certain loss limitation rules) because the exchange is treated as a sale for federal income tax purposes;

●	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

●	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Transfer Agent, or through your financial intermediary that has entered into the appropriate selling agreement with the Distributor.

●	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

●	Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

●	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m. Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made after the time as of which the purchase or redemption

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order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Equity securities that are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the fair value procedures adopted pursuant to Rule 2a-5 under the 1940 Act) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

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Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the Adviser.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliability priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as “valuation designee,” pursuant to fair value procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and/or capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your financial

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intermediary or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution was declared will be subject to income taxes. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates for individuals depending on the length of the time the Fund holds the securities giving rise to such capital gains. Dividends of net investment company taxable income (including distributions of net short-term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends of individual taxpayers are eligible for a reduced federal income tax rate if certain conditions are met. Properly reported distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. Gains attributable to sales of gold bullion held by the Fund for longer than one year are generally taxed at a federal rate of 28 percent. The Fund has capital loss carryforwards which, subject to certain potentially significant limitations, are available to offset any future net recognized gains. As a result, Capital Gain Dividends are not expected for the Fund until the available capital loss carryforwards are utilized. The Fund’s dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal income tax and, if applicable, state, and local taxes. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. Qualified dividend income generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. The amount of qualified dividend income distributed by the Fund in any year depends on its investments and cannot be predicted. Corporations may be able to take a dividends received deduction for a portion of the income dividends they receive. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold as federal backup withholding, currently at a rate of 24%, a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Additionally, the Fund will withhold when the IRS notifies the Fund that backup withholding is required. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

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Dividends declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as if paid in December for tax purposes.

After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

If you sell, exchange or have your Fund’s shares redeemed, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Dividends, net capital gains distributions and gains on the sale or disposition of your shares in the fund are generally subject to a 3.8% federal tax on net investment income for shareholders whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. The Fund may make taxable distributions during periods in which the share price has declined. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the Fund’s Class AAA, Class A, Class C, and Class I shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s Form N-CSR, which is available upon request.

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Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)		Portfolio Turnover Rate
Class AAA
2025	$20.17	$(0.06)		$33.82	$33.76	$(3.54)	$(3.66)	$(0.07)	$(7.27)	$0.00	$46.66	167.26%	$274,279	(0.17)%		1.44	%(d)	24%
2024	17.92	(0.01)		2.69	2.68	(0.41)	—	(0.02)	(0.43)	0.00	20.17	14.92	105,418	(0.07)		1.44	(d)	16
2023	16.80	0.05		1.27	1.32	(0.15)	—	(0.05)	(0.20)	0.00	17.92	7.84	113,158	0.31		1.55	(d)	14
2022	18.88	0.04		(2.12)	(2.08)	—	—	—	—	0.00	16.80	(11.02)	111,688	0.22		1.51		13
2021	20.74	0.03	(e)	(1.89)	(1.86)	—	—	—	—	0.00	18.88	(8.97)	139,019	0.16	(e)	1.49		14
Class A
2025	$20.20	$(0.06)		$33.88	$33.82	$(3.54)	$(3.67)	$(0.07)	$(7.28)	$0.00	$46.74	167.30%	$53,368	(0.18)%		1.44	%(d)	24%
2024	17.95	(0.01)		2.69	2.68	(0.41)	—	(0.02)	(0.43)	0.00	20.20	14.91	19,463	(0.07)		1.44	(d)	16
2023	16.83	0.05		1.27	1.32	(0.15)	—	(0.05)	(0.20)	0.00	17.95	7.83	19,126	0.31		1.55	(d)	14
2022	18.92	0.04		(2.13)	(2.09)	—	—	—	—	0.00	16.83	(11.05)	19,026	0.22		1.51		13
2021	20.78	0.03	(e)	(1.90)	(1.87)	—	—	—	—	0.00	18.92	(8.95)	21,519	0.16	(e)	1.49		14
Class C
2025	$18.13	$(0.28)		$30.24	$29.96	$(3.28)	$(3.27)	$(0.11)	$(6.66)	$0.00	$41.43	165.17%	$33,847	(0.92)%		2.19	%(d)	24%
2024	16.14	(0.14)		2.42	2.28	(0.28)	—	(0.01)	(0.29)	0.00	18.13	14.09	11,749	(0.81)		2.19	(d)	16
2023	15.15	(0.07)		1.14	1.07	(0.03)	—	(0.05)	(0.08)	0.00	16.14	7.03	12,838	(0.45)		2.30	(d)	14
2022	17.15	(0.08)		(1.92)	(2.00)	—	—	—	—	0.00	15.15	(11.66)	13,430	(0.53)		2.26		13
2021	18.99	(0.10	)(e)	(1.73)	(1.83)	—	—	—	—	0.00	17.15	(9.69)	16,929	(0.58	)(e)	2.24		14
Class I
2025	$20.68	$0.03		$34.70	$34.73	$(3.62)	$(3.76)	$(0.07)	$(7.45)	$0.00	$47.96	167.85%	$423,986	0.09%		1.19	%(d)	24%
2024	18.36	0.04		2.76	2.80	(0.46)	—	(0.02)	(0.48)	0.00	20.68	15.24	178,330	0.17		1.19	(d)	16
2023	17.21	0.10		1.30	1.40	(0.20)	—	(0.05)	(0.25)	0.00	18.36	8.09	184,385	0.57		1.30	(d)	14
2022	19.29	0.08		(2.16)	(2.08)	—	—	—	—	0.00	17.21	(10.78)	162,021	0.46		1.26		13
2021	21.14	0.08	(e)	(1.93)	(1.85)	—	—	—	—	0.00	19.29	(8.75)	186,776	0.42	(e)	1.24		14

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during all periods presented. For the years ended December 31, 2025, 2024 and 2021, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.43%, 1.43%, and 1.48%, (Class AAA and Class A), 2.18%, 2.18%, and 2.23%, (Class C), 1.18%, 1.18%, and 1.23% (Class I), respectively. For the years ended December 31, 2023, and 2022, the effect of interest expense was minimal.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2025, 2024 and 2023, there was minimal impact on the expense ratios.
(e)	In the year ended December 31, 2021, the Fund received income resulting from special dividends. Without these dividends, the per share income/(loss) amounts would have been $0.01 (Class AAA and Class A), $(0.12) (Class C), and $0.07 (Class I), and the net investment income/(loss) ratios would have been 0.07% (Class AAA and Class A), (0.67%) (Class C), 0.34% (Class I).

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APPENDIX A

Sales Charge Reductions and Waivers Available through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers, shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Classes of Shares” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. The specific sales charge waivers and/or discounts for the intermediaries below are implemented and solely administered by the particular intermediary. Please contact that intermediary to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

The information in this Appendix A is part of, and incorporated into, the Fund’s prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

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Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Ameriprise Financial

Front-End Sales Charge Reductions on Class A Shares Purchased through Ameriprise Financial:

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

●	Transaction size breakpoints, as described in this prospectus or the SAI.

●	Rights of accumulation (ROA), as described in this prospectus or the SAI.

●	Letter of intent, as described in this prospectus or the SAI.

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Front-End Sales Charge Waivers on Class A Shares Purchased through Ameriprise Financial:

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

●	Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

●	Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

●	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

●	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC Waivers on Class A and C Shares Purchased through Ameriprise Financial:

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

●	Redemptions due to death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI.

●	Redemptions made in connection with a return of excess contributions from an IRA account.

●	Shares purchased through a Right of Reinstatement (as defined above).

●	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

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Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

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●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased by or through a 529 Plan.

●	Shares purchased through a OPCO affiliated investment advisory program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

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●	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

●	Employees and registered representatives of OPCO or its affiliates and their family members.

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus.

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

●	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (“Baird”):

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI:

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.

●	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.

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●	Shares purchased within 90 days following a redemption from a Gabelli Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

●	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

●	Shares bought due to returns of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

●	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus.

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Gabelli assets held by accounts within the purchaser’s household at Baird. Eligible Gabelli assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Gabelli through Baird, over a 13-month period of time.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional

42

information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.

●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

●	Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information

●	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

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●	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts.

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

●	Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

●	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

●	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

●	Shares purchased through rights of reinstatement.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

●	A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

44

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

●	Breakpoints as described in the prospectus.

●	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

●	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

45

Gabelli Gold Fund, Inc.

Class AAA, A, C, and I Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports and Form N-CSR:

The Fund’s semiannual and annual reports to shareholders and Form N-CSR contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference into, and is legally considered a part of, this prospectus.

Appendix A:

Appendix A to this prospectus, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” is a separate document that is incorporated by reference into this prospectus and contains information on sales charge reductions and waivers that differ from the sales charge reductions and waivers disclosed in this prospectus and the related SAI.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli Fund Complex, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

Gabelli Gold Fund, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also view reports and other information about the Fund on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-08518)

GABELLI GOLD FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes the Gabelli Gold Fund, Inc., a Maryland corporation (the “Fund”). This SAI should be read in conjunction with the Fund’s current prospectus (the “Prospectus”) for Class AAA, Class A, Class C, and Class I shares dated April 30, 2026, as amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. The Fund’s financial statements, contained in the Fund’s Form N-CSR, are incorporated by reference into this SAI. For a free copy of the Prospectus or the Fund’s financial statements, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

class	ticker Symbol
AAA	GOLDX
A	GLDAX
C	GLDCX
I	GLDIX

i

GENERAL INFORMATION

The Fund is a diversified, open-end management investment company organized under the laws of the State of Maryland on May 13, 1994. The Fund commenced operations on July 11, 1994. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Fund is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions set forth in the Prospectus and herein, the Fund may invest in any of the securities described below.

Equity Market Risk

Because the Fund, in seeking to achieve its investment objective, may invest in the common stocks of both foreign and domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. The Fund does not expect to invest in excess of 5% of its assets in securities of unseasoned issuers (companies that have operated for less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in the Fund’s portfolio thus may be expected to fluctuate. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, such securities tend to have less possibility of capital appreciation.

Foreign Securities

The Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit, and bankers’ acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities. The Fund may invest directly in foreign equity securities and in securities represented by European depositary receipts (“EDRs”) or American depositary receipts (“ADRs”). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing, and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, the Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and the Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in depositary receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. Notably, regulatory authorities in some of these markets currently do not provide the Public Company Accounting Oversight Board (“PCAOB”) with the ability to impact public accounting firms, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events. There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by the Fund. This may lead to higher expenses for funds that have foreign investments.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Emerging Market Securities

The Fund may invest in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund may invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject.

Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Risk of Investing in Australia

Investment in Australian companies may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the U.S., China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies may cause an adverse impact on the Australian economy.

The Fund’s investment in Australian issuers may subject the Fund to loss in the event of adverse political, economic, regulatory and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the Australian economy. The Australian economy is dependent on trading with certain key trading partners. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the U.S. and Australia. Economic events in the U.S., Asia, or in other key trading countries can have a significant economic effect on the Australian economy.

Concentration Risk

Funds that focus their investments in securities or assets of a particular sector present concentration, or non-diversification, risks. A fund that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries. Additionally, economic, legislative or regulatory developments may occur that significantly affect the sector, and consequently the value of investments in that sector.

Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold related or precious metals related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If market movements affect several securities held by the Fund, the Fund may have a greater percentage of its assets invested in the securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities, compared to a fund that does not concentrate its investments.

Bullion of Gold and Other Precious Metals

The risk that the stock prices of companies involved in precious metals related industries will experience greater volatility than companies not involved in precious metals related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks, or international agencies, investment speculation, monetary, and other economic policies of various governments, and government restrictions on private ownership of certain precious metals and minerals. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than those normally associated with ownership of securities. Also, any gains realized upon the sale of bullion or of interests of certain trusts holding bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the “Code”), that at least 90% of the Fund’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources.

The Fund may invest up to 30% of its net assets in bullion of gold and other precious metals (“bullion”). Bullion will only be bought and sold through U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Investors should note that bullion offers the potential for capital appreciation or depreciation, but, unlike other investments, does not generate income, and in these transactions the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. The Fund may attempt to minimize the costs associated with the actual custody of bullion by the use of receipts or certificates representing ownership interests in bullion.

Issuer-Specific Risk

Issuer-specific risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the net asset value (“NAV”) of the Fund. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

Management Risk

The Fund’s investments are subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses. In addition, many processes used in portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund’s portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund’s portfolio.

Market Risk

The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets.

Sovereign Debt Securities

Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and securities issued by supranational entities such as the World Bank or the European Union. Investment in sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards international lenders or agencies and the political constraints to which a governmental entity may be subject. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling or restructuring of such debt and to extend further loans to governmental entities. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. There can be no assurance that foreign sovereign debt securities will not be subject to similar restructuring arrangements or to requests for new credit which may have adverse consequences for holders of such debt. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. In the event of a default by a governmental entity, there may be limited or no effective legal remedies for collecting on such debt. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Debt securities issued by certain “supra-national” entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments. The Fund will not invest more than 20% of its assets in the securities of such supra-national entities.

Nonconvertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, and money market instruments such as commercial paper and bankers’ acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default, although the Fund will not invest more than 5% of its assets in defaulted securities.

Up to 20% of the Fund’s total assets may be invested in lower quality (“junk”) debt securities, although the Fund currently does not expect to invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher quality securities but more sensitive to individual corporate developments than higher quality securities. Such lower quality securities also tend to be more sensitive to economic conditions than are higher quality securities. Accordingly, these lower quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher quality categories. Even securities rated “Baa” or “BBB” by Moody’s Ratings (“Moody’s”) and S&P Global Ratings (“S&P”), a division of S&P Global, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See “Appendix - Description of Corporate Debt Ratings.” There are risks involved in applying credit ratings as a method of evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. The Fund will rely on the judgment, analysis, and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other fixed income securities will adversely affect the Fund’s NAV per share. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Code, a corporate issuer may be limited from deducting all of the original issue discount on high yield discount obligations, i.e., certain types of debt securities issued at a significant discount to their face amount. The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower quality fixed income securities is generally not as liquid as the secondary market for higher quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors (the “Board” or the “Directors”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Convertible Securities

Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk and are often lower-quality securities.

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than “BBB” by S&P or “Baa” by Moody’s or unrated but of equivalent credit quality in the judgment of the Adviser. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a preferred stock or bond until the holder elects to exercise the conversion privilege.

Some of the convertible securities in the Fund’s portfolio may be “Pay-in-Kind” securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and non-assessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Corporate Reorganization

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer or proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions” below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option, and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Fund’s assets.

Warrants and Rights

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investments in Investment Company Securities

The Fund may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the Investment Company Act of 1940, as amended (the “1940 Act”) generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds. Exchange-traded funds (“ETFs”) are investment companies that seek to track the performance of a specific index or implement actively managed investment strategies. Index ETFs may fail to accurately track the performance of the indices they are designed to track, as ETFs have expenses and may need to hold a portion of their assets in cash (unlike the indices), and for various reasons, index ETFs may not invest in all of the securities in the indices in the same proportion as the indices. Unlike index ETFs, actively managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. The Fund will incur transaction costs when buying and selling ETF shares. In addition, because ETFs, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

When-Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when-issued” or “delayed delivery” basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will “earmark” on the Adviser’s records or place in a segregated account with its custodian, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales

The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no additional cost, securities identical to those sold short. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund closes out a short position by purchasing and delivering an equal amount of the securities sold short.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Fund’s Custodian, consisting of cash, U.S. government securities or other liquid securities that are equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales against the box without regard to such limitations.

Restricted and Illiquid Securities

The Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities that are illiquid, including repurchase agreements with more than seven days to maturity. An illiquid security is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Adviser will monitor their liquidity. The Adviser will review pertinent factors such as trading activity, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent such securities are treated as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Adviser monitors the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund’s primary risk is that if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation would be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested.

Lending Portfolio Securities

To a limited extent, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 102% and 105%, respectively, of the current market value of domestic and international securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. government or agency securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33⅓% of the Fund’s total assets. From time to time, the Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Borrowing

The Fund does not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of the Fund’s total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge, or hypothecate assets to secure such borrowings.

Money Market Instruments

Subject to the Fund’s policy of investing at least 80% of its net assets in securities of companies engaged principally in gold-related activities, the Fund may invest in money market instruments. In cases of abnormal market or economic conditions, the Fund may invest up to 100% of its assets in money market instruments for defensive purposes, although the Fund intends to stay invested in securities satisfying its investment objective to the fullest extent practicable. Money market instruments include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper (including bank obligations), certificates of deposit (including Eurodollar certificates of deposit), and repurchase agreements. The Fund intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., rated in one of the two highest categories by Moody’s or S&P or, if unrated, determined to be equivalent in credit quality by the Adviser. For liquidity purposes in meeting redemption requests or paying dividends or expenses, the Fund may also invest its assets in such instruments.

Hedging Transactions

Futures and Forward Contracts. The Fund may enter into futures and forward contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. The Fund may enter into futures and forward contracts on precious metals as a hedge against changes in the prices of precious metals held or intended to be acquired by the Fund, but not for speculation or for achieving leverage. The Fund’s hedging activities may include purchases of futures and forward contracts as an offset against the effect of anticipated increases in the price of a precious metal which the Fund intends to acquire or sales of futures and forward contracts as an offset against the effect of anticipated declines in the price of precious metals which the Fund owns. Precious metals futures and forward contract prices can be volatile and are influenced principally by changes in spot market prices, which in turn are affected by a variety of political and economic factors. While the correlation between changes in prices of futures and forward contracts and prices of the precious metals being hedged by such contracts has historically been very strong, the correlation may at times be imperfect and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected precious metals price trends. The Fund may also enter into futures and forward contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

The Fund may also purchase and write covered call or put options on precious metals futures contracts. Such options would be purchased solely for hedging purposes. Call options might be purchased to hedge against an increase in the price of precious metals the Fund intends to acquire, and put options may be purchased to hedge against a decline in the price of precious metals owned by the Fund. As is the case with futures contracts, options on precious metals futures may facilitate the Fund’s acquisition of precious metals or permit the Fund to defer disposition of precious metals for tax or other purposes.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps

Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the CFTC. Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Adviser is therefore not subject to registration or regulation as a commodity pool operator under the CEA and pursuant to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Currency Transactions

The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts, and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular day and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a fund that utilizes these instruments. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund’s portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived instrument needs of the Fund. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the SEC, the Fund will treat swap transactions as illiquid for purposes of the Fund’s policy regarding illiquid securities. Futures contracts, interest rate swaps, and options on securities, indices, and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other high grade liquid debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

Regulation of Certain Options, Currency Transactions, and Other Derivative Transactions as Swaps or Security-Based Swaps

Title VII of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in July 2010 the “Derivatives Title,” includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC (collectively, “swaps”).

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Additionally, under the Dodd-Frank Act, swaps (and both swaps and security-based swaps entered into with banks) are subject to margin requirements and swap dealers are required to collect margin from a fund and post variation margin to the fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with over-the-counter swaps (as well as security-based swaps in addition to over-the-counter swaps where the dealer is a bank or subsidiary of a bank holding company) have been phased-in. As uncleared capital requirements for swap dealers and uncleared capital and margin requirements for security-based swaps are phased in and implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to the CFTC’s new capital regulations and to the new SEC regulations governing security-based swaps.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize. There can be no assurance that these developments will not adversely affect the business and investment activities of the Adviser and the Fund.

Portfolio Turnover

The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 75%.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended December 31, 2024 and 2025, the turnover rates were 16% and 24%, respectively.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. In addition, local, regional or global events such as war, including the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, the spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition, and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition, and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to interest rates and quantitative easing, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates, and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity.

Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. Such regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund, and/or increase overall expenses of the Fund.

Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund is required to establish a comprehensive derivatives risk management program, comply with a VaR based leverage limit, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.

In response to the current economic environment, there may be increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

Certain of the Fund’s investments may provide exposure to coupon rates that are based on the Secured Overnight Financing Rate (SOFR), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Risk of Investing in North America

A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests. The U.S. is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. The United States Mexico Canada Agreement (“USMCA”), the successor to the North American Free Trade Agreement (“NAFTA”), between the United States, Mexico and Canada, went into effect of July 1, 2020. The termination of NAFTA and implementation of the USCMA may have a significant and adverse impact on North America’s economic outlook and the value of the Fund’s investments in North America. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.

Special Risks Related to Cybersecurity

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyberattacks are becoming increasingly common and more sophisticated, and may be perpetrated by computer hackers, cyberterrorists or others engaged in corporate espionage. Cyberattacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There have been a number of recent highly publicized cases of companies reporting the unauthorized disclosure of client or customer information, as well as cyberattacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by the terrorist organizations and hostile foreign government. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity policies, plans and systems put in place by its service providers or any other third party whose operations may affect the Fund or its shareholders. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future. The development and increasingly widespread use of artificial intelligence (AI) technologies could increase the effectiveness of cyberattacks and exacerbate the risks.

ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund at net asset value up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at the Fund’s or ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. While ReFlow holds the Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Fund by ReFlow are exempt from the 2.00% short-term trading fee policy as described in the Prospectus as these transactions do not raise market timing or excessive trading concerns. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. The Fund expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. The Fund’s participation in the ReFlow program will be reviewed periodically by the Board.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act as the lesser of (1) 67% of the Fund’s voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage holdings restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1.	Issue senior securities, except that the Fund may borrow money from a bank, including on margin if margin securities are owned, in an amount up to 33⅓% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

2.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

3.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

4.	Invest for the purpose of exercising control over management of any company;

5.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than publicly traded real estate investment trusts and publicly traded master limited partnership interests; or

6.	Purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests, provided that the Fund may invest in bullion.

In addition, as a diversified investment company, the Fund is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

The Fund has a concentration policy that it may not invest more than 25% of the value of its total assets in any particular industry other than the gold related or precious metals related industry in which the Fund shall so concentrate at least 25% of its total assets (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). This concentration policy may not be changed without shareholder approval in accordance with Section 13(a)(3) of the 1940 Act. At the next meeting of the shareholders of the Fund, the Board will present a proposal to its shareholders seeking shareholder approval of this concentration policy as a fundamental policy of the Fund, pursuant to an undertaking given by the Fund to the SEC.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-PORT or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data).

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a semiannual basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc., Donnelley Financial Solutions and Appatura provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Position(s), Address(1) And Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships

INTERESTED DIRECTOR(4):

Mario J. Gabelli Director and Chief Investment Officer 1942	Since 1994	30(7)	Chairman, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS(5):

E. Val Cerutti Director 1939	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Werner J. Roeder Director 1940	Since 1994	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/ Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris(6) Director 1934	Since 1994	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Name, Position(s), Address(1) And Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships

Salvatore J. Zizza(6) Director 1945	Since 2004	35	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

Daniel E. Zucchi Director 1940	Since 1994	3	President of Zucchi & Associates. (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009); Director, PMV Consumer Acquisition Corp

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Caesar M.P. Bryan Chief Investment Officer 1954	Since 1994	Senior Vice President and Portfolio Manager of GAMCO Investors, Inc.

John C. Ball President, Treasurer, Principal Executive Financial & Accounting Officer 1976	Since 2017	Senior Vice President of GAMCO Investors, Inc.; President and Chief Operating Officer of Gabelli Funds, LLC; Chief Executive Officer of G. distributors, LLC; Officer of registered investment companies within the Gabelli Fund Complex

Peter Goldstein Secretary and Vice President 1953	Since 2020	Chief Legal Officer of GAMCO Investors, Inc. and Chief Legal Officer of Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer of Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer of The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, New York 10580-1422.

(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Adviser.
(5)	Directors who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act, are considered to be “Independent” Directors.
(6)	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Zizza is an independent director of Gabelli International Ltd., all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.
(7)	As of December 31, 2025, there are a total of 52 registered investment companies in the Fund Complex. Of the 52 registered investment companies, Mr. Gabelli serves as a director of trustee for 30 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.

The Board believes that each Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of other Directors, lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them; to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions, and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Director

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors of the Fund. Mr. Gabelli is Chairman, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Independent Directors

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti serves on the board of other funds in the Fund Complex. He formerly served as a director of The LGL Group, Inc., a diversified manufacturing company. Mr. Cerutti was President and Chief Operating Officer of Stella D’oro Biscuit Co. and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor’s degree from Fordham University and M.B.A. from Iona College.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. Dr. Roeder is the Chairman of the Fund’s Audit and ad hoc Proxy Voting Committees, a member of the Fund’s Nominating Committee, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. Mr. van Ekris is a member of the Fund’s ad hoc Proxy Voting Committee. He serves on the boards of other funds in the Fund Complex and as a director and the Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza serves as the Lead Independent Director of the Fund and is a member of the Fund’s Audit Committee, the Chairman of the Nominating Committee, and has been designated as the Audit Committee Financial Expert. He is also a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Daniel E. Zucchi. Mr. Zucchi is President of Zucchi & Associates, a marketing and communications consulting firm. He serves on the board of another fund in the Gabelli Fund Complex. Mr. Zucchi served as a board member and an investor in Anduro Holdings Inc., a manufacturer of consumer packaging. He served as a board member and was one of the initial investors in Cypress Care LLC, a pharmacy benefit management company. In addition, Mr. Zucchi was a Senior Executive at Time Warner and the Hearst Corporation for over thirty years. In the public sector, Mr. Zucchi has served as a locally-elected government official, most recently since 2009 as a member of the Westchester County Executive’s task force. Mr. Zucchi is a graduate of the University of Connecticut and attended the Harvard AAAA program during his tenure at Time Warner. He resides in Jupiter, Florida.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. More than 75% of the members of the Board are Independent Directors and each of the Nominating, Audit and ad hoc Proxy Voting Committees are comprised entirely of Independent Directors. The Board has established a Nominating

Committee, Audit Committee, and ad hoc Proxy Voting Committee to assist the Board in the oversight of the management and affairs of the Fund. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with directors or trustees of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Fund’s Directors may from time to time also serve on this separate committee.

All of the Fund’s Directors, other than Mr. Mario J. Gabelli, are Independent Directors and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing Compensation Committee (although some of the individuals who are Directors of the Fund participate in the multi-fund ad hoc Compensation Committee described above).

The Fund’s Audit Committee consists of two members: Dr. Roeder (Chairman) and Mr. Zizza, who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 10, 2026. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended December 31, 2025, the Audit Committee met twice.

The Fund’s Nominating Committee consists of two members: Mr. Zizza (Chairman) and Dr. Roeder, who are Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2025.

The Fund’s ad hoc Proxy Voting Committee consists of two members: Dr. Roeder (Chairman), and Mr. van Ekris, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2025.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2025.

	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INTERESTED DIRECTORS:

Mario J. Gabelli	E	E

INDEPENDENT DIRECTORS:

E. Val Cerutti	A	A
Werner J. Roeder	A	E
Anthonie C. van Ekris	E	E
Salvatore J. Zizza	A	E
Daniel E. Zucchi	A	E

*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2025, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Salvatore J. Zizza	Same	Gabelli Associates Fund	Limited Partner Interests	$3,027,660	1.98%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$422,118	*
Salvatore J. Zizza	Same	LICT Corp.	Common Stock	$232,050	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds in the Fund Complex. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Directors. No Officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2025.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex**

INTERESTED DIRECTORS:

Mario J. Gabelli	$0	$0	(0)

INDEPENDENT DIRECTORS:

E. Val Cerutti	$17,000	$33,000	(7)
Werner J. Roeder	$20,500	$168,825	(20)
Anthonie C. van Ekris	$17,000	$208,325	(23)
Salvatore J. Zizza	$20,500	$328,750	(35)
Daniel E. Zucchi	$17,000	$27,825	(3)

*	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2025.
**	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2025, by investment companies (including the Fund) or portfolios that are considered part of the same Fund Complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Fund, its Adviser, and G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”) have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMI, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Advisers subscribe to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Fund to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2026, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

Name and Address	% of Class	Nature of Ownership

CLASS AAA

National Financial Services LLC	39.09%	Record*+
For Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept 4th Floor
Jersey City, NJ 07310-1995

Charles Schwab & Co Inc.	37.95%	Record*+
Special Custody Acct
For the Exclusive Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1901

CLASS A

Morgan Stanley Smith Barney LLC	27.29%	Record*+
For the Exclusive Benefit of Its Customers
New York, NY 10004-1965

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor Jersey City, NJ 07310-1995	12.48%	Record*

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit of Its Customers Jacksonville, FL 32246-6484	12.42%	Record*

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds San Francisco, CA 94105-1901	9.54%	Record*

Pershing LLC Jersey City, NJ 07399-0001	7.46%	Record*

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	6.61%	Record*

American Enterprise Investment Svc Minneapolis, MN 55402-2405	5.38%	Record*

Name and Address	% of Class	Nature of Ownership

CLASS C

Pershing LLC Jersey City, NJ 07399-0001	28.03%	Record*+

Morgan Stanley Smith Barney LLC	20.99%	Record*
For the Exclusive Benefit of Its Customers
New York, NY 10004-1965

Charles Schwab & Co Inc.	17.59%	Record*
Special Custody Acct FBO Customers
Attn: Mutual Funds
San Francisco, CA 94105-1901

Wells Fargo Clearing Services LLC	12.44%	Record*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

LPL Financial San Diego, CA 92121-3091	5.81%	Record*

National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th FL Jersey City, NJ 07310-1995	5.15%	Record*

CLASS I

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY 10004-1965	19.65%	Record*+

National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th FL Jersey City, NJ 07310-1995	17.54%	Record*

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager Minneapolis, MN 55401-7582	8.46%	Record*

Merrill Lynch Pierce Fenner & Smith Inc.	7.22%	Record*
For the Sole Benefit of Its Customers
Jacksonville, FL 32246-6484

American Enterprise Investments SVC Minneapolis, MN 55402-2405	6.42%	Record*

Name and Address	% of Class	Nature of Ownership

UBS WM USA Spec Cdy A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	5.87%	Record*

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St Louis, MO 63103-2523	5.06%	Record*

*	Beneficial ownership is disclaimed.
+	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of March 31, 2026, as a group, the Directors and Officers of the Fund beneficially owned less than 1.00% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and three funds within a Luxembourg SICAV, with combined aggregate net assets of approximately $23.0 billion as of December 31, 2025. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMI. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GAMI. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $11.8 billion as of December 31, 2025; Teton Advisors, LLC, with assets under management of approximately $251 million as of December 31, 2025, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Keeley-Teton Advisors, LLC, with assets under management of approximately $13 million as of December 31, 2025, acts as investment to a registered investment company; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.5 billion as of December 31, 2025. Teton Advisors, LLC and Keeley-Teton Advisors, LLC are wholly-owned subsidiaries of Alpha G Investment Management, Inc. (formerly, Teton Advisors, Inc.), which was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Alpha G Investment Management, Inc. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Agreement”), which was initially approved by the Fund’s sole shareholder on June 15, 1994. Pursuant to the Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Agreement, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund’s registration statement, prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises the calculation of the NAV of each class of shares in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to the Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. During the fiscal year ended December 31, 2025, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Agreement in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Agreement that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreement. The Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of the Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund’s average daily net assets.

Advisory Fees Paid to Adviser by the Fund

(Fiscal Years ended December 31)

2025	$5,291,965
2024	$3,248,154
2023	$3,315,759

Portfolio Manager Information

Other Accounts Managed

The table that follows provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day-to-day management as of December 31, 2025.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.3 billion	0	$0
	Other Pooled Investment Vehicles:	1	$0.1 billion	0	$0
	Other Accounts:	20	$123.6 million	0	$0

Christopher Mancini	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other accounts:	5	$3.7 million	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the portfolio manager exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

Compensation Structure for Caesar Bryan

The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment.

Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than Mr. Bryan’s compensation) allocable to the Fund.

Mr. Bryan receives similar incentive-based variable compensation for managing other accounts for GAMCO Asset Management Inc. based on gross revenue. He also receives compensation for managing other accounts for Gabelli & Partners LLC, an affiliate of the Adviser, based on a percentage of net revenues received for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to the portfolio manager.

These methods of compensation are based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Christopher Mancini

Mr. Mancini receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than Mr. Mancini’s compensation) allocable to the Fund.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*
Caesar M.P. Bryan	G
Christopher Mancini	E

*	Key to Dollar Ranges- Information as of December 31, 2025.
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 - $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon (the “Sub-Administrator”), which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion 0.0125%; $15 billion to $20 billion - 0.01%; and over $20 billion - 0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), One Manhattan West, New York, New York 10001, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, is the Custodian for the Fund’s cash and securities. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) located at 801 Pennsylvania Avenue, Suite 219204, Kansas City, Missouri 64105-1307, performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. Neither SS&C GIDS nor BNYM assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly-owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A shares and contingent deferred sales charges (“CDSC”) for Class A and Class C shares received and retained by the Distributor for the past three fiscal years:

	2023		2024		2025
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$54,142	$15,263	$49,634	$10,155	$237,669	$33,246
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$6,206	$6,206	$0	$1,376	$0	$6,499

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2025.

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation
$39,745	$0	$0	$0

*	Amounts of brokerage commissions were received and retained by G.research, Inc. (“G.research”), an affiliate of the Adviser and Distributor.

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, and Class C shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses incurred by the Distributor. The Plans compensate the Distributor of the rates indicated below regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and thereby reduce the Fund’s expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Directors. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, the Fund paid the Distributor 0.25% of its average daily net assets of Class AAA shares and Class A shares, and 1.00% of its average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended December 31, 2025, the Fund made payments under the Plans for Class AAA, Class A, and Class C shares of $739,154 payable to the Distributor. The Plans compensate the Distributor regardless of its expense.

For the fiscal year ended December 31, 2025, the Distributor identified expenditures for the Fund of approximately $16,800 for advertising and promotion, $3,100 for printing, postage, and stationery, $13,900 for overhead support expenses, $144,400 for salaries of personnel of the Distributor, $33,800 for advanced commissions, and $665,700 for third party servicing fees.

The amounts included in the prior paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Class AAA shares were first offered to the public on July 11, 1994. Class A and Class C shares were first offered to the public on December 23, 2002. Class I shares were first offered to the public on January 11, 2008.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $453,024 on portfolio transactions in the principal amount of $303,489,947 during 2025. The average commission on these transactions was $0.00723 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect the Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31	Commissions Paid

Total Brokerage Commissions
	2023	$153,670
	2024	$256,846
	2025	$463,384

Commissions paid to G.research
	2023	$0
	2024	$0
	2025	$0

% of Total Brokerage Commissions paid to G.research	2025	0.00%
% of Total Transactions involving Commissions paid to G.research	2025	0.00%

During its fiscal year ended December 31, 2025, the Fund did not acquire securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

The NAV is calculated separately for each class of the Fund. The NAV of Class C shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class I shares, as applicable, as a result of the higher service and distribution related fees to Class C shares. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and ask prices, or, if there were no ask prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or ask prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Fund’s “valuation designee.”

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained by the valuation designee from one or more dealers in the instrument.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the valuation designee under procedures established pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipts securities at the close of the U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service overseen by the valuation designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the valuation designee under procedures established pursuant to Rule 2a-5. Further information on fair valuation is provided in the Prospectus under “Pricing of Fund Shares.”

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific U.S. federal, state, local, and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

General

The Fund has elected to qualify and intends to continue to qualify on an annual basis as a regulated investment company under Subchapter M of the Code and thereby eliminate or greatly reduce its income tax liability each year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from option, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in “qualified publicly traded partnerships,” i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% or more of their gross income from interest, dividends, capital gains, and other traditional permitted mutual fund income; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), of any two or more issuers (other than securities of other regulated investment companies) of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Any gains realized upon the sale of bullion will not be classified as a security or cash item for purposes of the 90% gross income test described above and any bullion owned by the Fund will not count towards the asset diversification requirement described above. There can be no assurance that the Fund will meet all of the requirements for such qualification each year.

Although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Fund investments in partnerships, including qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains, if any, that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its “investment company taxable income,” i.e., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gains. If any such gains are retained, the Fund will be subject to a U.S. federal income tax (currently at a maximum rate of 21%) on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 79% of the amount of undistributed capital gain included in such shareholder’s gross income. Organizations or persons not subject to U.S. federal income tax on such capital gain will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

A 3.8 percent federal tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts. Income received with respect to an investment in the Fund, including gain on the sale of shares of the Fund, generally will constitute investment income.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year (unless an election is made by the Fund to use the Fund’s November or December fiscal year end), and (3) all ordinary income and capital gain income for previous years that were not previously distributed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Provided that certain holding period and other requirements are met, such dividends will be eligible: (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets, i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated, in order to qualify as a regulated investment company in a subsequent year.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than one year. Gains or losses on sales of securities held by the Fund for one year or less will generally be short-term capital gains or losses.

The Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund, i.e., may affect whether gains or losses are ordinary or capital, accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio, i.e., treat them as if they were closed out at the end of each year, and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions;” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

The diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts and will limit the extent to which the Fund will be able to hold bullion.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of a taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat those foreign income taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles as paid by its shareholders subject to certain exceptions. If the Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their eligible portions of this amount against their U.S. income tax liability or to deduct those portions from their U.S. taxable income. Holding period requirements restrict the ability of the Fund to make, and the shareholders to enjoy the benefits of such an election. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations may be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gains (or losses) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts, and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Generally, a non-U.S. corporation is treated as a PFIC if either 75% or more of its gross income is passive income or 50% or more of its assets (based on a quarterly average) produce passive income or are held for the production of passive income.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the potentially adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Distributions

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been made and received by each shareholder on December 31 of such calendar year, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its net investment company taxable income (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be eligible to be taxed at the rates generally applicable to long-term capital gains for individuals (currently at a maximum federal rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt organizations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an eighty-five day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365 day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in its shares of the Fund, and as a capital gain thereafter (if the shareholder holds its shares of the Fund as capital assets). Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations, provided certain holding period and other requirements are met.

Shareholders receiving distributions in the form of shares should have a basis in such shares of the Fund equal to the amount of cash that the shareholders would have received had they elected to receive cash instead of shares. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents, in an economic sense, a partial return of invested capital.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends, i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends, or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case. Under current law, the Fund serves to “block” unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from real estate investment trusts, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sales of Shares

Upon a taxable sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be a capital gain or loss if the shares are held as capital assets and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a sixty-one-day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions (or deemed distributions) of net long-term capital gain received by the shareholder with respect to such shares.

An exchange from one share class within the Fund to another share class within the Fund is generally not a taxable transaction, provided that such classes have identical rights with respect to the Fund’s assets. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within ninety days and then on or before January 31 of the calendar year following the calendar year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within ninety days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion (currently at a rate of 24%) of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if proper documentation is provided.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions, and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders should consult their tax advisors regarding their investment in the Fund.

If a shareholder recognizes a loss with respect to the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in a single taxable year or $20 million in any combination of taxable years for a corporate shareholder (excluding S corporations), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to backup withholding at the appropriate rate.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on your Fund’s distributions, may apply, subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. The Fund may make taxable distributions even in periods during which the share price has declined. The Fund does not make investment decisions based primarily on tax considerations. The Fund does not expect to seek any tax rulings from the Internal Revenue Service or opinions from counsel with respect to tax issues. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Fund Matters

The Fund reserves the right to create and issue a number of portfolios, in which case the shares of each portfolio would participate equally in the earnings, dividends, and assets of the particular portfolio and would vote separately to approve management agreements or changes in investment policies, but shares of all portfolios would vote together in the election or selection of Directors, principal underwriters and auditors and, generally, on any proposed amendment to the Fund’s Articles of Incorporation.

Upon liquidation of the Fund or any portfolio, shareholders of the affected portfolio would be entitled to share pro rata in the net assets of their respective portfolio available for distribution to such shareholders.

DESCRIPTION OF THE FUND’S SHARES

Description of Shares, Voting Rights, and Liabilities

The Fund is an open-end management investment company that was organized as a Maryland corporation on May 13, 1994. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Fund’s shares. The Board is authorized to divide the unissued shares into separate portfolios of stock, each portfolio representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund’s financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, the Fund may send a single copy of the Prospectus and reports to shareholders to all accounts at the same address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a “majority” (as defined by the 1940 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund’s outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

Information For Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

FINANCIAL STATEMENTS

The Fund’s Financial Statements, including the Report of EY, are incorporated herein by reference to the Fund’s Form N-CSR for the fiscal year ended December 31, 2025. The Fund’s Financial Statements are available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. EY provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S RATINGS (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer reasonable up-to-date data available to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P GLOBAL RATINGS (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Articles of Incorporation of Gabelli Gold Fund, Inc. (the “Registrant” or the “Fund”), dated May 11, 1994, are incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 1996 (Accession No. 0001005477-96-000060) (“Post-Effective Amendment No. 3”).

(a)(2)	Articles of Amendment to the Articles of Incorporation, dated April 25, 2000, are incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000196) (“Post-Effective Amendment No. 8”).

(a)(3)	Articles Supplementary to the Articles of Incorporation, dated December 6, 2002, are incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 16, 2002 (Accession No. 0000935069-02-001340) (“Post-Effective Amendment No. 11”).

(a)(4)	Articles Supplementary to the Articles of Incorporation, dated April 28, 2005, are incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001041) (“Post-Effective Amendment No. 15”).

(a)(5)	Articles of Amendment to the Articles of Incorporation, dated December 22, 2005, are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 28, 2006 (Accession No. 0000935069-06-001195).

(a)(6)	Articles of Amendment to the Articles of Incorporation, dated November 22, 2011, are incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 27, 2012 (Accession No. 0001193125-12-191631) (“Post-Effective Amendment No. 24”).

(a)(7)	Articles Supplementary to the Articles of Incorporation, dated June 21, 2017, are incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on June 22, 2017 (Accession No. 0001193125-17-210359) (“Post-Effective Amendment No. 36”).

(b)(1)	By-Laws of the Registrant, dated May 11, 1994, are incorporated by reference to Post-Effective Amendment No. 3.

(b)(2)	Amended and Restated By-Laws of the Registrant, amended and restated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017793).

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to the Registrant’s Articles of Incorporation, as amended and supplemented, incorporated by reference in exhibits 28(a)(1) – (a)(7), and to the Amended and Restated By-Laws of the Registrant, incorporated by reference in exhibit 28(b)(2).

(d)(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated June 15, 1994, is incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2001 (Accession No. 0000935069-01-500089) (“Post-Effective Amendment No. 9”).

(d)(2)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds, LLC), dated May 17, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

(e)(1)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(e)(2)	Amended and Restated Distribution Agreement between the Registrant and G.distributors, LLC, dated June 20, 2017, is incorporated by reference to Post-Effective Amendment No. 36.

(f)	Not Applicable.

(g)(1)	Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company (“State Street”), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000386).

(g)(2)	Form of Subcustodian Agreement (for precious metals) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 24, 1994.

(h)	Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003817).

(i)(1)	Opinion of Venable, Baetjer and Howard, is incorporated by reference to Post-Effective Amendment No. 8.

(i)(2)	Opinion of Venable LLP, with respect to Class T Shares, is incorporated by reference to Post-Effective Amendment No. 36.

(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(2)	Power of Attorney for Mario J. Gabelli, E. Val Cerutti, Anthony J. Colavita, Werner J. Roeder, Anthonie C. van Ekris, Salvatore J. Zizza, and Daniel E. Zucchi, dated April 28, 2023, are incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 28, 2023 (Accession No. 0001387131-23-005657).

(j)(3)	Consent of Paul Hastings LLP, Fund Counsel is filed herewith.

(k)	Not Applicable.

(l)(1)	Subscription Agreement with initial shareholder, dated June 15, 1994, is incorporated by reference to Post-Effective Amendment No. 3.

(l)(2)	Purchase Agreement with respect to Class A Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(3)	Purchase Agreement with respect to Class B Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(4)	Purchase Agreement with respect to Class C Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

(m)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA shares, amended and restated on August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(m)(2)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, amended and restated on August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(m)(3)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class B Shares, amended and restated on August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(m)(4)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, amended and restated on August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(m)(5)	Plan of Distribution pursuant to Rule 12b-1 relating to Class T Shares, dated June 20, 2017, is incorporated by reference to Post-Effective Amendment No. 36.

(n)(1)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, is incorporated by reference to Post-Effective Amendment No. 15.

(n)(2)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated June 20, 2017, is incorporated by reference to Post-Effective Amendment No. 36.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc., dated August 3, 2023, is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 2024 (Accession No. 0001829126-24-002881).

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Under Article V, Section 1, of the Registrant’s By-Laws, any past or present director or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of the Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that such director or officer would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. In addition, Section 1 provides that to the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. Under Article V, Section 2, of the Registrant’s By-Laws, expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such director or officer to repay such expenses to the Registrant in the event that it is ultimately determined that indemnification of the advanced expenses is not authorized under the By-Laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other investment companies.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Money Market Funds, Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, Gabelli Innovations Trust, the KEELEY Funds, Inc, and the Gabelli ETFs Trust.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts And Records

Information on the physical possession of accounts, books and other documents is included in the Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on March 12, 2026

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI GOLD FUND, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 48 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 48 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, and State of New York, on the 30th day of April, 2026.

GABELLI GOLD FUND, INC.

By:	/s/ John C. Ball
John C. Ball
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 48 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Mario J. Gabelli*	Chairman of the Board	April 30, 2026
Mario J. Gabelli

/s/ John C. Ball	President	April 30, 2026
John C. Ball	(Principal Executive Officer)

/s/ John C. Ball	Treasurer	April 30, 2026
John C. Ball	(Principal Financial and Accounting Officer)

E. Val Cerutti*	Director	April 30, 2026
E. Val Cerutti

Werner J. Roeder*	Director	April 30, 2026
Werner J. Roeder

Anthonie C. van Ekris*	Director	April 30, 2026
Anthonie C. van Ekris

Salvatore J. Zizza*	Director	April 30, 2026
Salvatore J. Zizza

Daniel E. Zucchi*	Director	April 30, 2026
Daniel E. Zucchi

*By:	/s/ John C. Ball
John C. Ball
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF EXHIBIT
(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(j)(3)	Consent of Paul Hastings LLP, Fund Counsel.